Exhibit 10.3

Execution Copy

THIRD AMENDMENT

TO

TRANSITION SERVICES AGREEMENT

THIS THIRD AMENDMENT TO TRANSITION SERVICES AGREEMENT (this “Amendment”) is entered into as of April 30, 2007 (the “Effective Date”), by and between Duke Energy Corporation, a Delaware corporation (“Duke Energy”), and Spectra Energy Corp (f/k/a Gas SpinCo, Inc.), a Delaware corporation (“Spectra Energy”), each a “Party” and together, the “Parties”.

R E C I T A L S:

WHEREAS, the Parties have entered into that certain Transition Services Agreement dated as of December 13, 2006, as amended by that certain First Amendment to Transition Services Agreement dated as of January 1, 2007, and that certain Second Amendment to Transition Services Agreement dated as of March 30, 2007 (as so amended, the “Transition Services Agreement”); and

WHEREAS, each Party has determined that it is in the best interests of its stockholders to amend the Transition Services Agreement as described in this Amendment.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree, effective as of the Effective Date, as follows:

1. Definitions.

All capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth (or otherwise provided for) in the Transition Services Agreement.

2. Amendment to Extend the Services Term for Certain Duke Energy Services Described in Schedule A-41 (Spectra Energy Email Services).

The Schedules to the Transition Services Agreement are hereby amended by deleting the number “4” and the phrase “4/30/07” in the 2nd box (titled “SameTime (IBM) – Instant Messaging and On-line Meetings (31)) in the table set forth in Part I of Schedule A-41 (Spectra Energy Email Services), and substituting in lieu thereof the number “5” and the phrase “5/31/07”, respectively.

3. Miscellaneous.

All Sections under Section 15 of the Transition Services Agreement are hereby incorporated in this Amendment by this reference, provided that any references in such Sections to the “Agreement” or similar references shall be substituted for references to this Amendment. Except as modified herein, the terms of the Transition Services Agreement remain in full force and effect, and all references therein to the “Agreement” shall be deemed to mean the Transition Services Agreement as amended by this Amendment. Execution of this Amendment by facsimile or other electronic copy of a signature shall be deemed to be, and shall have the same effect as, execution by original signature.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties caused this Third Amendment to Transition Services Agreement to be duly executed, all effective as of the Effective Date.

Duke Energy:

DUKE ENERGY CORPORATION
By:	/s/ DAVID L. HAUSER
Name:	David L. Hauser
Title:	Group Executive and Chief Financial Officer

Spectra Energy:

SPECTRA ENERGY Corp
By:	/s/ WILLIAM S. GARNER, JR.
Name:	William S. Garner, Jr.
Title:	Group Executive and General Counsel